INVENTORIES, NET (Details) ₫ in Millions	Jun. 30, 2025 VND (₫)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 VND (₫)
INVENTORIES, NET
Raw materials	₫ 14,451,287	$ 576,851,629	₫ 12,077,632
Good in transit	2,548,767	101,739,063	2,123,863
Finished goods, including service parts	14,073,184	561,758,901	10,104,487
Work in progress	3,619,255	144,469,703	3,338,606
Merchandises	4,959	197,948	22,770
Tools and spare parts	279,413	11,153,321	239,672
TOTAL	₫ 34,976,865	$ 1,396,170,565	₫ 27,907,030